Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - CLP ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
CURRENT TAX ASSETS AND LIABILITIES
Monthly provisional tax payments	$ 34,534,731	$ 38,536,220
Tax credit for absorbed profits		86,068,128
Tax credit for training expenses	503,682	2,668,941
Total	35,038,413	127,273,289
Income tax	72,359,944	17,995,833
Total	$ 72,359,944	$ 17,995,833